COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2024
CAPITAL AND RESERVES
COMMITMENTS AND CONTINGENCIES
15.	COMMITMENTS AND CONTINGENCIES

(a)	Legal Proceedings

US Class Action Litigation following the USACE’s Record of Decision

Following the final settlement hearing, on January 26, 2024, the Court granted final approval of the settlement agreement.  On July 31, 2024, the Court granted plaintiffs’ motion for approval for distribution of the settlement funds and ordered the plaintiffs to dismiss the case or submit proposed next steps by September 30, 2024.  On September 30, 2024, following a shareholder letter to the Court raising issue with her failure to receive a distribution from the settlement fund due to her de minimis amount as calculated pursuant to the settlement agreement, at the Court’s direction, plaintiffs filed a status letter explaining the shareholder’s lack of entitlement to any funds.  The parties currently await a response from the Court.

Grand Jury Subpoena

On February 5, 2021, the Company announced that the Pebble Partnership and Tom Collier, its former CEO, had each been served with a subpoena issued by the United States Attorney’s Office for the District of Alaska to produce documents in connection with a grand jury investigation.  The Company is not aware of any civil or criminal charges having been filed against any entity or individual in this matter.  There has not been any recent activity relating to this matter.

The Company also self-reported this matter to the US Securities and Exchange Commission ("SEC") and responded to a related inquiry being conducted by the enforcement staff of the SEC’s San Francisco Regional Office.  On August 3, 2023, the SEC notified the Company that the SEC had terminated its investigation, which did not result in an enforcement action.

Indemnification Obligations

The Company is subject to certain indemnification obligations to both present and former officers and directors, including the Pebble Partnership’s former CEO, in respect to the legal proceedings described above.  These indemnification obligations will be subject to limitations prescribed by law and the articles of the Company and may also be subject to contractual limitations.

(b)	Pipeline Right-of-Way Bond Commitment

The Group has a bond of US$300 with the Alaskan regulatory authorities for a performance guarantee related to any potential reclamation liability as a condition for a pipeline right-of-way to a subsidiary of the Pebble Partnership, the Pebble Pipeline Corporation.  The Group is liable to the surety provider for any funds drawn by the Alaskan regulatory authorities.

(c)	Pebble Performance Dividend Commitment

The Group has a future commitment beginning at the outset of project construction at the Pebble Project to distribute cash generated from a 3% net profits royalty interest in the Pebble Project to adult residents of Bristol Bay villages that have subscribed as participants, with a guaranteed minimum aggregate annual payment of US$3,000 each year the Pebble mine operates.

(d)	Office Use Commitment

The Company has an office use agreement with HDSI ending April 29, 2026 (note 8(b)).  The commitment is a flow through cost at market rates.  On December 31, 2024, the remaining undiscounted commitment was $140, and is summarized as follows:

Total
Less than one year	$105
One to three years	35
Total	$140

(e)	Contingent Legal Fees Payable

The Group has legal fees totaling US$635 payable to certain legal counsel on completion of a transaction that secures a partner for the Pebble Partnership.